Commitments and Contingencies - Maximum Contracted Future Annual Charter Hire Receivable Before Allowance for Any Off-Hire Periods (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
2014	$ 137,632
2015	135,952
2016	135,013
2017	107,811
2018	82,034
Thereafter	313,698
Total Operating leases	$ 912,140